As filed with the Securities and Exchange Commission on July 27, 1998

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 10, 1998



                                  dELiA*s Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-21869               13-3914035
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)



         435 Hudson Street
         New York, New York                                      10014
(Address of principal executive offices)                       (Zip Code)


                                 (212) 807-9060
              (Registrant's telephone number, including area code)


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     Certain statements contained herein are forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Forward-looking statements involve a number of risks and uncertainties including, but not limited to, general economic conditions, increases in materials, printing, paper, postage, shipping and labor costs, timing of catalog mailings, customer response rates, levels of competition, difficulties in integrating acquisitions and other factors outside the control of the Company. These factors, and other factors that appear with the forward-looking statements, or in the Company's other Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended January 31, 1998, could affect the Company's actual results and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company herein.


Item 2. Acquisition or Disposition of Assets.

     On July 10, 1998, dELiA*s Inc. (the "Company"), through two wholly-owned subsidiaries, acquired assets located in 20 retail stores operated under the Screeem! and Jean Country names, as well as the leases for such stores, from American Retail Enterprises, L.P. ("ARE") and certain affiliates of ARE. The Company, through its subsidiaries, acquired assets located in six additional Screeem! and Jean Country stores, as well as the lease for those stores, in subsequent closings held on July 17 and July 24, 1998. The Company, through its subsidiaries, also acquired the Screeem!, Jean Country and American Rocket trademarks. The acquisition was completed pursuant to an Asset Purchase Agreement dated June 1, 1998, as amended (the "Asset Purchase Agreement"). The purchase price for the acquisition consisted of $10,025,000 in cash and 812,501 shares (the "Stock Consideration") of dELiA*s Inc. common stock ("Common Stock").

     Pursuant to the Asset Purchase Agreement, the Company agreed to register the Stock Consideration for resale under the Securities Act of 1933. The Company is required to register 604,167 shares of the Stock Consideration by September 15, 1998, and the remaining 208,334 shares by January 10, 2000.

     In addition, pursuant to the Asset Purchase Agreement, in the event that the mean of the intraday high and low bid prices for the Common Stock for the 20 consecutive trading days immediately preceding January 10, 1998 (the "18-Month Price") is less than $18.00, the Company has agreed to issue that number of additional shares of Common Stock that is equal to (i) the excess of (x) the product of 208,334 shares (subject to adjustment) multiplied by $18.00 over (y) the product of 208,334 shares multiplied by the greater of the 18-Month Price or $10.00 divided by (ii) the 18-Month Price.

     The acquired stores include 11 stores operating under the Screeem! name and concept, as well as 15 stores currently operating under the Jean Country name, the majority of which the Company intends to convert to Screeem! stores over the next 12 months. The Screeem! stores provide a dynamic Soho-inspired shopping experience, featuring live DJs, fashion models and promotional appearances and events. Screeem! offers its customers progressive, fashion-forward, unisex branded apparel focusing principally on denum and fashion bottoms, t-shirts and tops, accessories, novelties and shoes. All of the stores are located in major regional shopping malls in New York, New Jersey, Connecticut, Pennsylvania, New Jersey and Masschussets.

     The 26 stores, which range from approximately 3,000 to 5,500 square feet, average in excess of $1.5 million in annual revenues each or roughly $400 per square foot, and are expected to generate in excess of $40 million in 1998 sales. Actual results could differ depending upon factors outside of the Company's control, including those referred to above.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     In accordance with Instruction 4 of this Item 7, financial statements required by this item will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.


     (b) Pro Forma Financial Information.

     In accordance with Instruction 4 of this Item 7, pro forma financial information required by this item will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c) Exhibits.

         Exhibit 2.1 Asset Purchase Agreement dated June 1, 1998 by and among the Company, Screeem! Inc., American Retail Enterprises, L.P., Retail Apparel Service Corp., Landmark Pants Corp. and the entities listed on Annex I thereto (the ("Asset Purchase Agreement").*

         Exhibit 2.2 Amendment No. 1 to the Asset Purchase Agreement.

         Exhibit 2.3 Amendment No. 2 to the Asset Purchase Agreement.

         Exhibit 2.4 Letter Agreement dated June 1, 1998, relating to the
                     Asset Purchase Agreement (the "Letter Agreement").

         Exhibit 2.5 Amendment No. 1, dated July 10, 1998, to the Letter
                     Agreement.

* The table of contents to the Asset Purchase Agreement lists the exhibits and schedules to the Asset Purchase Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Asset Purchase Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     dELiA*s Inc.
                                     (Registrant)
Date: July 27, 1998

                                     By: /s/ Stephen I. Kahn
                                         ------------------------------
                                         Stephen I. Kahn
                                         Chairman of the Board, President and
                                         Chief Executive Officer




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                                  Exhibit Index

2.1 Asset Purchase Agreement dated June 1, 1998 by and among the Company, Screeem Inc., American Retail Enterprises, L.P., Retail Apparel Service Corp., Landmark Pants Corp. and the entities listed on Annex I thereto (the "Asset Purchase Agreement").

2.2  Amendment No. 1 to the Asset Purchase Agreement, dated July 9, 1998.

2.3  Amendment No. 2 to the Asset Purchase Agreement, dated July 10, 1998.

2.4 Letter Agreement dated June 1, 1998, relating to the Asset Purchase Agreement (the "Letter Agreement").

2.5  Amendment No. 1, dated July 10, 1998, to the Letter Agreement.





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